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                                                                 EXHIBIT 10.12
                                 FIRST AMENDMENT
                                     TO THE
                  AMENDED 1997 PREMIUM PRICED STOCK OPTION PLAN


        This First Amendment, dated as of August 27, 1998 (the "Amendment"), to the Amended 1997 Premium Priced Stock Option Plan ("Plan") hereby amends the Plan as follows:


        1. Amendment to Section 4.2(b). Section 4.2 (b) is hereby amended and restated in its entirety to read as follows:

        Section 4.2 - Commencement of Exercisability

               (b) Subject to the provisions of Section 4.2(a), 4.2(c) and 7.2, Options shall become exercisable in two installments as follows:

                      (i) The first installment shall consist of 50 percent of
               the shares covered by the Option and shall become exercisable if, within three years from October 6, 1997, the Class B Common Stock achieves a last reported sales price, as reported by Nasdaq, of at least $92.50 during any 12 month period.

                      (ii) The second installment shall consist of the remaining
               50 percent of the shares covered by the Option and shall become exercisable if, within five years from October 6, 1997, the Class B Common Stock achieves a last reported sales price, as reported by Nasdaq, of at least $114.00 during any 12 month period.


        2. Amendment to Sections 4.3(a) and (b). Sections 4.3 (a) and (b) are hereby amended and restated in their entirety to read as follows:

        Section 4.3 - Expiration of Options

(a) Fifty percent of the Options shall expire on October 6, 2000, if the $92.50 stock price is not achieved by such date.

(b) The remaining 50 percent of the Options shall expire on October 6, 2002 if the $114.00 stock price is not achieved.

        3. Effectiveness of Plan. Except as expressly amended herein, the Plan shall continue in full force and effect and is hereby ratified and confirmed in all respects on as of the date hereof.

        4. Governing Law. This Amendment and the Plan shall be construed, interpreted and enforced in accordance with the laws of the United States and to the extent not preempted by such law by the laws of the State of California.


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        5. Capitalized Terms. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

        6. Section Headings. The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Amendment and shall not affect the construction hereof.



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